Exhibit 10.6A THIRD AMENDMENT OF JOHN BEAN TECHNOLOGIES CORPORATION NON-QUALIFIED SAVINGS AND INVESTMENT PLAN WHEREAS, John Bean Technologies Corporation (the “Company”) maintains the John Bean Technologies Corporation Non-Qualified Savings and Investment Plan (as amended, the “Plan”); WHEREAS, JBT AeroTech Corporation (“AeroTech”) is currently a wholly-owned subsidiary of the Company and participates in the Plan as an adopting Employer; WHEREAS, the Company, AeroTech and Oshkosh Corporation are currently party to a Stock and Asset Purchase Agreement, dated as of May 26, 2023, pursuant to which AeroTech will cease to be a subsidiary of the Company (the “Transaction”); WHEREAS, the Company now deems it necessary and desirable to amend the Plan to reflect the Transaction; and WHEREAS, this Third Amendment shall supersede the provisions of the Plan to the extent those provisions are inconsistent with the provisions of the amendment. NOW, THEREFORE, by virtue and in exercise of the powers reserved to the Company to amend the Plan, the Plan is hereby amended as follows, effective July 31, 2023, contingent upon the closing of the Transaction: 1. Section 3.2 of the Plan is hereby amended to replace the last sentence with the following sentence to read as follows: Effective July 31, 2023, JBT AeroTech Corporation shall no longer be an Adopting Affiliate under the Plan and no employees of JBT AeroTech Corporation shall be active Participants in the Plan. As such time, Accounts held by individuals who are then employed by JBT AeroTech Corporation at such time shall be transferred to the JBT AeroTech Corporation Non-Qualified Savings and Investment Plan. Accounts held by former employees of JBT AeroTech Corporation shall remain outstanding under the terms of the Plan. IN WITNESS WHEREOF, the Company has caused this amendment to be executed by a duly authorized representative this 31st day of July, 2023. John Bean Technologies Corporation /s/ Shelley Bridarolli ___________________ By: Shelley Bridarolli Its: Executive Vice President, Human Resources